                               The Munder Funds
                      Supplement Dated September 12, 2002
                      to Prospectus Dated April 30, 2002

                              Class K Shares of:

Munder Institutional S&P 500(R) Index Equity Fund, Munder Institutional S&P(R)
  MidCap Index Equity Fund, Munder Institutional S&P(R) SmallCap Index Equity
      Fund, Munder Institutional Government Money Market Fund and Munder
                        Institutional Money Market Fund

                                 CORRECTION TO
              MODIFICATION OF FEE WAIVERS AND REIMBURSEMENTS FOR
                 INSTITUTIONAL S&P(R) MIDCAP INDEX EQUITY FUND

Please note the following corrected information regarding the fee waivers and reimbursements for the Institutional S&P(R) MidCap Index Equity Fund :

Effective September 1, 2002, the Advisor changed its voluntary waivers and reimbursements for the Institutional S&P(R) MidCap Index Equity Fund as follows:

   The Advisor will no longer waive its management fee and will reduce its expense reimbursement for the Institutional S&P(R) MidCap Index Equity Fund. As a result, Management Fees, Shareholder Servicing Fees Other Expenses and Total Annual Fund Operating Expenses will be 0.15%, 0.25%, 0.45% and 0.85%, respectively, of net assets. The Advisor may eliminate all or part of the remaining expense reimbursement at any time.

        THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED AUGUST 15, 2002
                               The Munder Funds
                      Supplement Dated September 12, 2002
                      to Prospectus Dated April 30, 2002

                              Class K Shares of:

Munder Institutional S&P 500(R) Index Equity Fund, Munder Institutional S&P(R)
  MidCap Index Equity Fund, Munder Institutional S&P(R) SmallCap Index Equity
      Fund, Munder Institutional Government Money Market Fund and Munder
                        Institutional Money Market Fund

           LIQUIDATION OF INSTITUTIONAL S&P 500(R) INDEX EQUITY FUND

The Institutional S&P 500(R) Index Equity Fund has been informed that a shareholder holding substantially all of the Fund's assets expects to redeem all of its shares in the third or fourth quarter of 2002. In an effort to prevent the remaining shareholders from being disadvantaged following such redemption, the Fund's Board of Directors approved the liquidation of the Fund if all or substantially all of its assets were redeemed on or before December 31, 2002. No assurance can be made, and the Fund has no control, as to the timing of the redemption and/or whether it will occur at all.

              MODIFICATION OF FEE WAIVERS AND REIMBURSEMENTS FOR
               INSTITUTIONAL S&P(R) MIDCAP INDEX EQUITY FUND AND
                INSTITUTIONAL S&P(R) SMALLCAP INDEX EQUITY FUND

Effective September 1, 2002, the Advisor changed its voluntary waivers and reimbursements for the Institutional S&P(R) MidCap Index Equity Fund and the Institutional S&P(R) SmallCap Index Equity Fund as follows:

(1) The Advisor will no longer waive its management fee and will reduce its expense reimbursement for the Institutional S&P(R) MidCap Index Equity Fund. As a result, Management Fees, Shareholder Servicing Fees Other Expenses and Total Annual Fund Operating Expenses will be 0.15%, 0.25%, 0.45% and 0.85%, respectively, of net assets. The Advisor may eliminate all or part of the remaining expense reimbursement at any time.

(2) The Advisor will no longer waive its management fee or reimburse any expenses for the Institutional S&P(R) SmallCap Index Equity Fund.


SUPPROINSTK902

               THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS
                               The Munder Funds
                      Supplement Dated September 12, 2002
          To Statement of Additional Information Dated April 30, 2002

Munder Institutional S&P 500(R) Index Equity Fund, Munder Institutional S&P(R) MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund,
  Munder Institutional Government Money Market Fund and Munder Institutional
                               Money Market Fund

This supplement should be read in conjunction with the statement of additional information. Please retain this supplement for future reference.

Any references to Class Y-2 Shares and Class Y-3 Shares will now be known as Preferred (Y-2) Shares and Investor (Y-3) Shares, respectively.

The section entitled Investment Advisory and Other Services
Arrangements-Administrator is hereby replaced, in its entirety, with the following:

In addition to serving as the Advisor to the Funds, Munder Capital Management ("MCM"), MCM also serves as the administrator for the Funds of the Company, the Trust, Framlington, St. Clair and @Vantage. Pursuant to an administration agreement effective June 1, 2002 (the "Administration Agreement"), MCM is responsible for (i) the general administrative duties associated with the day-to-day operations of the Funds; (ii) monitoring and coordinating the activities of the Funds' other service providers; (iii) providing fund accounting functions, including overseeing the computation of each Fund's net asset value; (iv) assisting in the preparation of financial and tax reports;
(v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third-parties pursuant to which such third-parties may provide sub-administrative services to the Funds. Accordingly, MCM has entered into sub-administration agreements with State Street Bank and Trust Company, the Fund's former administrator, and FDI Distribution Services, Inc., an affiliate of the Funds' distributor, to provide certain administrative services to the Funds.

As compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds. For the period from June 1, 2002 through May 30, 2003, MCM has agreed to limit the total amount it may receive in the aggregate from the Company, the Trust, Framlington, St. Clair and @Vantage to $3.9 million for its services as administrator, after payment by MCM of sub-administration fees to the Funds' sub-administrators.

SUPSAIINSTL902

                                                                     Prospectus

                                      PREFERRED (Y-2) and INVESTOR (Y-3) SHARES


                                                                 April 30, 2002
                                                                    as restated
                                                             September 12, 2002


                                                 The Munder Institutional Funds
                                     Institutional Government Money Market Fund
                                                Institutional Money Market Fund




               As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved these
                       securities. It is a criminal offense to state otherwise.


--------------------------------------------------------------------------------




[LOGO] Munder Funds
Be Focused

TABLE OF CONTENTS

              2   Risk/Return Summary
              2   Government Money Market Fund
              4   Money Market Fund

              7   More About The Funds
              7   Principal Investment Strategies and Risks
              7   Other Investment Strategies and Risks

              9   Your Investment
              9   How To Reach the Funds
              9   Purchasing Shares
             10   Redeeming Shares
             10   Additional Policies for Purchases and Redemptions

             11   Distribution Arrangements
             11   12b-1 Fees
             11   Other Information

             12   Pricing Of Fund Shares

             12   Distributions

             13   Federal Tax Considerations
             13   Taxes on Distributions
             13   Taxes on Sales
             13   Other Considerations

             14   Management
             14   Investment Advisor
             15   Financial Highlights

Back Cover For Additional Information

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds."

Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors without shareholder approval.

GOVERNMENT MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund invests in U.S. dollar-denominated money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.

The Fund's investments may include variable and floating rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

The Fund is subject to the following principal investment risk:

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


 Performance

As of the date of this prospectus, the Fund had not been in operation for a full calendar year. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Government Money Market Fund when requesting yield information.

 Fees and Expenses--Government Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Preferred or Investor shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Although it appears that the Preferred and Investor shares of the Fund have identical fees and expenses, the actual fees and expenses paid by the shareholders may vary between the classes over time as a result of differing 12b-1 fee waivers by the distributor. Currently, the difference in fees paid by the Preferred and Investor shareholders is the result of a voluntary fee waiver. The distributor of the Fund has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. The difference in the level of the 12b-1 fee limitations is a result of the distributor's expectation that the actual expenses related to distributing the Preferred shares will be lower due to the higher minimum investment required for the Preferred shares.

                                                                             Preferred Investor
                                                                              Shares    Shares
Shareholder Fees (fees paid directly from your investment)                   --------- --------
        Maximum Sales Charge (Load) Imposed on Purchases....................    None     None
        Maximum Deferred Sales Charge (Load)................................    None     None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........    None     None
        Redemption Fees.....................................................    None     None
        Exchange Fees.......................................................    None     None
                                                                             Preferred Investor
                                                                              Shares    Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)     %        %
as a % of net assets                                                         --------- --------
        Management Fees (1).................................................    0.20     0.20
        Distribution and/or Service (12b-1) Fees (2)........................    1.00     1.00
        Other Expenses (1)(3)...............................................    0.20     0.20
                                                                               -----    -----
        Total Annual Fund Operating Expenses................................    1.40     1.40
                                                                               =====    =====
        Less Fee Waivers & Reimbursements (1)...............................   (0.28)   (0.28)
                                                                               -----    -----
        Net Expenses........................................................    1.12     1.12
                                                                               =====    =====

--------------------------------------------------------------------------------
(1)Through April 30, 2003, the advisor has contractually agreed to reduce management fees for the Fund to 0.12%. In addition, through April 30, 2003, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Expenses at 0.00%.
(2)The distributor has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. Because of the 12b-1 fee limitation and the contractual management fee waiver and expense reimbursements, Distribution and/or Service (12b-1) Fees and Total Annual Fund Operating Expenses for the Fund based on the prior fiscal year would be 0.445% and 0.565%, respectively for Preferred shares and 0.695% and 0.815%, respectively for Investor shares.
(3)Other expenses are based on estimates for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     Preferred Investor
                      Shares    Shares
                     --------- --------
1 Year..............   $143      $143
3 Years.............   $443      $443

MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund invests in U.S. dollar-denominated money market securities, including U.S. Government securities, bank obligations, commercial paper and repurchase agreements.

The Fund may also invest in guaranteed investment contracts and asset-backed securities, and engage in securities lending.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

.. Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

.. Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer- term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

.. Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

Because each of Preferred and Investor shares do not have a full calendar year of performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class Y shares are not subject to any distribution or shareholder servicing fees. Preferred and Investor shares are each subject to a 1.00% distribution and service fee. Please see the section entitled "Fees and Expenses--Money Market Fund." Performance for Preferred shares and Investor shares of the Money Market Fund would have been substantially similar to that of the Class Y shares of the Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. However, the performance of the Preferred and Investor shares would have been lower than that of the Class Y shares because of the higher fees and expenses of each of the Preferred and Investor shares.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Money Market Fund Class Y
Total Return (%)
(per calendar year)

1999   5.09%
2000   6.44%
2001   4.20%

Best and Worst Quarterly Performance
(During the periods shown above)

Best Quarter:  Q4 2000 1.67%
Worst Quarter: Q4 2001 0.64%

Average Annual Total Return
(For the periods ended December 31, 2001)
--------------------------------------------------------------------------------

                                             Since
                                           Inception
                                1 Year (January 4, 1999)
                                  %            %
                        --------------------------------
                        Class Y  4.20        5.25

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield. Please specify the Institutional Money Market Fund when requesting yield information.

 Fees and Expenses-Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Preferred or Investor shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Although it appears that the Preferred and Investor shares of the Fund have identical fees and expenses, the actual fees and expenses paid by the shareholders may vary between the classes over time as a result of differing 12b-1 fee waivers by the distributor. Currently, the difference in fees paid by the Preferred and Investor shareholders is the result of a voluntary fee waiver. The distributor of the Fund has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. The difference in the level of the 12b-1 fee limitations is a result of the distributor's expectation that the actual expenses related to distributing the Preferred shares will be lower due to the higher minimum investment required for the Preferred shares.

                                                            Preferred Investor
                                                             Shares    Shares
 Shareholder Fees (fees paid directly from your investment) --------- --------
    Maximum Sales Charge (Load) Imposed on Purchase........   None      None
    Maximum Deferred Sales Charge (Load)...................   None      None
    Sales Charge (Load) Imposed on Reinvested Dividends....   None      None
    Redemption Fees........................................   None      None
    Exchange Fees..........................................   None      None


                                                                                    Preferred Investor
                                                                                     Shares    Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a %     %        %
of net assets                                                                       --------- --------
                   Management Fees (1).............................................   0.20      0.20
                   Distribution and/or Service (12b-1) Fees (2)....................   1.00      1.00
                   Other Expenses (1)..............................................   0.13      0.13

                                                                                     ------    ------
                   Total Annual Fund Operating Expenses............................   1.33      1.33

                                                                                     ------    ------
                   Less Fee Waivers & Reimbursements (1)...........................  (0.21)    (0.21)

                                                                                     ------    ------
                   Net Expenses....................................................   1.12      1.12

                                                                                     ======    ======

--------------------------------------------------------------------------------
(1)Through April 30, 2003, the advisor has contractually agreed to reduce management fees for the Fund to 0.12%. In addition, through April 30, 2003, the advisor has contractually agreed to reimburse certain operating expenses for the Fund to keep Other Expenses at 0.00%.
(2)The distributor has voluntarily agreed to limit the 12b-1 fees for the Fund to 0.445% for Preferred shares and 0.695% for Investor shares. The distributor may eliminate all or part of the 12b-1 fee limitation at any time. Because of the 12b-1 fee limitation and the contractual management fee waiver and expense reimbursements, Distribution and/or Service (12b-1) Fees and Total Annual Fund Operating Expenses for the Fund based on the prior fiscal year would be 0.445% and 0.565%, respectively for Preferred shares and 0.695% and 0.815%, respectively for Investor shares.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table above and that all dividends and distributions are reinvested. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                   Preferred Investor
                                    Shares    Shares
                                   --------- --------
                          1 Year..  $  135    $  135
                          3 Years.  $  421    $  421
                          5 Years.  $  729    $  729
                          10 Years  $1,601    $1,601

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

The Funds' principal strategies and risks are summarized above in the section entitled Risk/Return Summary. Below is further information about the Funds' principal investments. The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

Each Fund has specific investment policies and procedures designed to maintain a constant $1.00 net asset value per share. Each Fund complies with rules of the Securities and Exchange Commission, which impose certain liquidity, maturity and diversification requirements. A Fund's investments must have remaining maturities of 397 days or less and the average maturity of a Fund's investments must be 90 days or less.


 Principal Investment Strategies and Risks

Money Market Securities. Each Fund invests in money market securities, which are high quality, short-term debt securities that pay a fixed, variable or floating rate of interest. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features that have the effect of shortening the security's maturity. The Money Market Fund may invest in money market securities including certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

U.S. Government Securities. Each Fund invests in U.S. Government securities, which are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. These securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. U.S. Government Securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collaterized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

Repurchase Agreements. Each Fund may buy securities from financial institutions with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Variable and Floating Rate Instruments.   The Funds may invest in variable and
floating rate instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.


 Other Investment Strategies and Risks

Foreign Securities. The Money Market Fund may invest in U.S. dollar denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations. Investments by the Fund in foreign securities involve risks in addition to those of U.S. securites. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

Zero Coupon Bonds. The Government Money Market Fund invests in zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Stripped Securities. The Government Money Market Fund may invest in stripped securites. These securities are issued by the U.S. Government (or agency or instrumentality). They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

When-Issued Securities, Delayed Delivery Transactions and Forward
Commitments.   A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Borrowing and Reverse Repurchase Agreements.   The Funds may borrow money from
banks and enter into reverse repurchase agreements with banks and other financial institutions for emergency purposes and redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in the value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price of the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Guaranteed Investment Contracts. The Money Market Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements of the Fund to make payments to an insurance company's general account in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund's limitation on illiquid investments.

Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Money Market Fund may purchase securities backed by mortgages, installment sales contracts, credit card receivables or other assets. Mortgage-backed securities carry additional risks. The price and yield of these securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are generally redeemed early because the underlying mortgages are often prepaid. In that case the Fund would have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-backed securities may fall if they are redeemed later than expected.

Securities Lending. The Funds may seek additional income by lending portfolio securities on a short-term basis to qualified institutions. By reinvesting any cash collateral received in these transactions, additional gains or losses may be realized. If the borrower fails to return the securities and the invested collateral has declined in value, a Fund could lose money. Securities lending may represent no more than 25% of the value of a Fund's total assets (including loan collateral).

YOUR INVESTMENT
--------------------------------------------------------------------------------

This section describes how to do business with the Funds. This Prospectus relates to the Preferred and Investor shares of the Funds. The Funds offer other classes with different fees and expenses in separate prospectuses.


 How to Reach the Funds

By telephone:
            1-800-438-5789
            Call for shareholder services.

By mail:
            The Munder Funds
            c/o PFPC Inc.
            P.O. Box 9701
            Providence, RI 02940-9701

By overnight
            The Munder Funds
delivery:
            c/o PFPC Inc.
            4400 Computer Drive
            Westborough, MA 01581


 Purchasing Shares

Who May Purchase Shares
The following persons may purchase Preferred and Investor shares of the Funds:

..  fiduciary and discretionary accounts of institutions;

.. institutional investors (including: banks, savings institutions; credit unions and other financial institutions; corporations; foundations, pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; and investment advisors, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

..  high net worth individuals approved by the advisor;

.. directors, trustees, officers and employees of the Munder Funds, the advisor and the Fund's distributor;

..  the advisor's investment advisory clients; and

..  family members of employees of the advisor.

Each Fund also issues one or more classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information about the Funds' other classes of shares.

Purchase Price of Shares
Preferred and Investor shares of the Funds are sold at the net asset value
(NAV) next determined after a purchase order is received in proper form.

Brokers-dealers or financial advisors (other than the Funds' distributor) may charge you a fee for shares you purchase through them.

Policies for Purchasing Shares

Minimum investments
The minimum initial Investment for the Funds is $500,000 for Preferred shares and $100,000 for Investor shares. There is no minimum for subsequent investments. The Funds reserve the right to waive any applicable minimum investment requirement.

Timing of orders
.. Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) in order to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

.. If your purchase order and payment for a Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day.

Methods for Purchasing Shares
You may purchase Preferred or Investor shares through the Funds' transfer agent, through the Funds' distributor or through arrangements with a broker-dealer, financial advisor or other financial institution.

.. Through a Financial Institution. You may purchase shares through a broker-dealer, financial advisor or other financial institution through procedures established with that institution. Confirmations of share purchases will be sent to the institution.

.. By Mail. You may open an account directly through the Funds' transfer agent by completing, signing and mailing an account application form and a check or other negotiable bank draft (payable to The Munder Funds) to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701,

  Providence, RI 02940-9701, or by overnight delivery to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. You can obtain an account application form by calling (800) 438-5789. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check to the applicable address listed above. We reserve the right to refuse any payment such as cash, temporary checks, credit cards or third-party checks.

.. By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at the address provided above. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.


 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Policies for Redeeming Shares
.. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

.. If we receive a redemption order for a Fund before 2:45 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the same business day. If a redemption order for a Fund is received after 2:45 p.m. (Eastern time), we will normally wire redemption proceeds the next business day.

..  If your redemption order is received in proper form before 2:45 p.m.
   (Eastern time), you will not receive dividends for that day.

Methods for Redeeming Shares
.. You may redeem shares of all Funds through your broker-dealer or financial institution.


 Additional Policies for Purchases and Redemptions

.. We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject requests that are not in proper form.

..  The Funds reserve the right to reject any purchase order.

.. At any time, the Funds may change any of their purchase or redemption practices, and may suspend the sale of their shares.

.. The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

.. We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

..  To limit the Funds' expenses, we no longer issue share certificates.

..  A Fund may temporarily stop redeeming shares if:

   . the NYSE is closed;

   . trading on the NYSE is restricted;

   . an emergency exists and a Fund cannot sell its assets or accurately determine the value of its assets; or

   . the SEC orders the Fund to suspend redemptions.

.. If accepted by a Fund, investors may purchase shares of the Fund with securities that the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

.. The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. If a shareholder receives portfolio securities, the shareholder may have to pay transaction costs to dispose of these securities.

.. We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for unauthorized transactions.

.. We may redeem your account if its value is below $2,500, upon 30 days' advance written notice.

.. If you purchased shares directly through the Funds' transfer agent, the transfer agent will send you confirmations of the opening of an account and of all subsequent purchases or redemptions in the account. Confirmations of transactions effected through a financial institution will be sent to the institution.

.. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


 12b-1 Fees

The Funds have adopted a Distribution and Service Plan with respect to their Preferred and Investor shares that allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the Plan, the Funds may pay up to 0.25% of the daily net assets of Preferred and Investor shares to pay for certain shareholder services provided by institutions that have agreements with the Funds' or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Preferred and Investor shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.


 Other Information

In addition to paying 12b-1 fees, the Funds may pay to banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates may, from time to time, make these types of payments or payments for other shareholder services or relating to distribution of the Fund's shares out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

If reliable current market values are not readily available for any security (or if using the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Funds to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Board of Directors of the Funds at the regularly scheduled quarterly meetings of the Board.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time. In determining a Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the aquisition cost and value of maturity of the instrument on a straight-line basis over the remaining life of the instrument.

A Fund's NAV may be calculated and a Fund may be open for business on weekdays when the NYSE is closed, but the Federal Reserve, Bank of Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of a Fund determined as of 4:00 p.m. (Eastern time) on that date.

DISTRIBUTIONS
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

Dividend distributions are declared daily and paid monthly.

Each Fund distributes its net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay both dividend and capital gain distributions in additional shares of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.


 Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares. Due to their investment strategies, these Funds are unlikely to derive net long-term capital gains.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.


 Taxes on Sales

Assuming the Fund preserves the value of your investment at $1.00 per share during the period you own Fund shares, you will generally not recognize taxable gain or loss when you sell shares of the Fund.


 Other Considerations

If you have not provided complete, correct taxpayer information by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT
--------------------------------------------------------------------------------


 Investment Advisor

Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Funds. As of March 31, 2002, MCM had approximately $33.1 billion in assets under management, of which $17.2 billion were invested in equity securities, $8.3 billion were invested in money market or other short-term instruments, $6.1 billion were invested in other fixed income securities, and $1.5 billion were invested in balanced investments.

The advisor provides overall investment management for the Funds, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended December 31, 2001, the Money Market Fund and the Government Money Market Fund, each paid an advisory fee at an annual rate based on the average daily net assets of each Fund (after waivers) of 0.12%. Because MCM contractually agreed to waive a portion of its fees for each Fund, these payments shown are less than the contractual advisory fee of 0.20% of each Fund's average daily net assets.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights for the Government Money Market Fund and the Money Market Fund that appear in the pages that follow are for Class Y shares of each Fund, which are not offered in this Prospectus. Class Y shares are not subject to any distribution or shareholder servicing fees. Class K shares are subject to a 0.25% shareholder servicing fee. Performance of the Preferred and Investor shares of each Fund would have been substantially similar to that of the Class Y shares of that Fund because the shares are invested in the same portfolio of securities and have the same portfolio management. However, the performance of the Preferred and Investor shares would have been lower than that of the Class Y shares because of the higher fees and expenses of each of the Preferred and Investor shares.

                                                                               Government
                                                                              Money Market
                                                                                Fund(a)
                                                                              ------------
                                                                              Period Ended
                                                                                12/31/01
                                                                                Class Y
                                                                              ------------
Net asset value, beginning of period.........................................   $  1.00

                                                                                -------
Income from investment operations:
Net investment income........................................................     0.005

                                                                                -------
Total from investment operations.............................................     0.005

                                                                                -------
Less distributions:
Distributions from net investment income.....................................    (0.005)

                                                                                -------
Total distributions..........................................................    (0.005)

                                                                                -------
Net asset value, end of period...............................................   $  1.00

                                                                                =======
Total return (b).............................................................      0.50%

                                                                                =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................   $13,218
Ratio of operating expenses to average net assets............................      0.12%(c)
Ratio of net investment income to average net assets.........................      2.13%(c)
Ratio of operating expenses to average net assets without expenses reimbursed      0.46%(c)

--------------------------------------------------------------------------------
(a)The Munder Institutional Government Money Market Fund Class Y shares commenced operations on October 3, 2001.
(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.

                                                                                    Money Market Fund(a)
                                                                              ----------------------------
                                                                                Year      Year       Period
                                                                               Ended     Ended       Ended
                                                                              12/31/01  12/31/00    12/31/99
                                                                              Class Y    ClassY      ClassY
                                                                              --------  --------  --------
Net asset value, beginning of period......................................... $   1.00  $   1.00  $   1.00

                                                                              --------  --------  --------
Income from investment operations:
Net investment income........................................................    0.041     0.062     0.050

                                                                              --------  --------  --------
Total from investment operations.............................................    0.041     0.062     0.050

                                                                              --------  --------  --------
Less distributions:
Distributions from net investment income.....................................   (0.041)   (0.062)   (0.050)

                                                                              --------  --------  --------
Total distributions..........................................................   (0.041)   (0.062)   (0.050)

                                                                              --------  --------  --------
Net asset value, end of period............................................... $   1.00  $   1.00  $   1.00

                                                                              ========  ========  ========
Total return (b).............................................................     4.20%     6.44%     5.09%

                                                                              ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $553,773  $155,191  $102,535
Ratio of operating expenses to average net assets............................     0.12%     0.18%     0.20%(c)
Ratio of net investment income to average net assets.........................     3.63%     6.26%     4.99%(c)
Ratio of operating expenses to average net assets without expenses reimbursed     0.33%     0.31%     0.37%(c)

--------------------------------------------------------------------------------
(a)The Munder Institutional Money Market Fund Class Y shares commenced operations on January 4, 1999.
(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.

             More information about the Funds is available free of charge upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS
             Additional information about the Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

             STATEMENT OF ADDITIONAL INFORMATION
             Provides more details about a Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (and is legally considered part of this prospectus).

               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds
               c/o PFPC Inc.
               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds
               c/o PFPC Inc.
               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov

               Information about the Funds (including the Statement of Additional Information) can be review and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Funds are available on th EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

               You may find more information about the Funds on the Internet at: http://www.munder.com. This website is not considered a part of the prospectus.

             PROGVTMNY-2Y-3402.

             SEC File Number: 811-4038


--------------------------------------------------------------------------------